SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MAY 20, 2002


                               EACCELERATION CORP.
             (Exact name of registrant as specified in its charter)




          DELAWARE                   000-29869                  91-2006409
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)          Identification Number)



      1050 NE HOSTMARK STREET, SUITE 100-B
              POULSBO, WASHINGTON                                  98370
    (Address of principal executive offices)                     (Zip Code)



                                 (360) 697-9260
              (Registrant's telephone number, including area code)



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Item 5.  Other Events
         ------------

         On May 20, 2002, we terminated our distribution agreement with Sourcenext Corporation, the exclusive distributor of our products in Japan. As of such date, we entered into a new agreement with Sourcenext pursuant to which we granted Sourcenext similar license and distribution rights as the previous agreement. Under the new agreement, we are required to maintain, support and provide "bug fixes" for our products that we license to Sourcenext, and to develop new versions of certain of these products in the future, but we are not required to develop new products for Sourcenext. The new agreement can be terminated by either party upon three months' notice.

         Under the previous agreement, we received fixed, consecutive monthly payments of $150,000, net of a 10% withholding tax in Japan on software licenses sold in that country. Under the new agreement, we shall receive monthly payments of $150,000 for each of June, July and August 2002, and fixed, consecutive monthly payments of $50,000 for each month beginning in September 2002. The payments under the new agreement shall also be net of the 10% withholding tax.

         During first quarter of 2002, our previous agreement with Sourcenext accounted for 78% of our total revenues and all of our software licensing revenues. Unless we are successful in significantly reducing our expenses or growing another segment of our business such as our eAnthology subscription service in the near future, we expect that the reduction of $100,000 per month in revenues following August 2002 will have a material adverse effect on our financial position, results of operations and cash flows.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable.

(c)      EXHIBITS

         The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit
Number       Description
------       -----------

10.1 Agreement, dated as of May 20, 2002, between Sourcenext Corporation and Acceleration Software International
             Corporation.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 23, 2002

                                             EACCELERATION CORP.



                                        By:       /s/ Clint Ballard
                                             ------------------------------
                                                    Clint Ballard
                                                     President


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


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
10.1        Agreement, dated as of May 20, 2002, between Sourcenext
            Corporation and Acceleration Software International
            Corporation.


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